Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT


IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                            MONTHLY OPERATING REPORT

                                                          DOCUMENT   EXPLANATION
REQUIRED DOCUMENT                              FORM NO.   ATTACHED    ATTACHED
-----------------                              --------   --------    --------
Schedule of Cash Receipts and Disbursements    MOR-1         X
  Bank Reconciliation                          MOR-1         X
  Copies of Bank Statements                                  X
  Cash Disbursements Journals                                X
Statement of Operations                        MOR-2         X
Balance Sheet                                  MOR-3         X
Status of Postpetition Taxes                   MOR-4         X
Summary of Unpaid Postpetition Debt            MOR-4         X           X
  Listing of Aged Accounts Payable                           X
Accounts Receivable Reconciliation and Aging   MOR-5         X
Debtor Questionnaire                           MOR-5         X           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ FRED MAUTE                                    21-May-01
-------------------------------------             ------------------------------
Signature of Debtor                               Date



-------------------------------------             ------------------------------
Signature of Joint Debtor                         Date



/s/ LANCE SILVER                                  22-May-01
-------------------------------------             ------------------------------
Signature of Authorized Individual                Date



LANCE SILVER                                      SECRETARY
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                         Bank Accounts                    Current Month          Cumulative Filing to Date
                               ---------------------------------    -------------------------    -------------------------
                                  Oper.     Payroll     Other         Actual       Projected       Actual       Projected
                               ----------   -------   ----------    ----------    -----------    ----------    -----------
CASH BEGINNING OF MONTH        $       --   $    --   $ 6,622.14    $ 6,622.14    $ 10,407.00    $ 6,622.14    $ 10,407.00

Receipts:
Cash Sales                     $       --                           $       --                   $       --
Accounts Receivable            $       --                           $       --                   $       --
Loans & Advances from Global   $13,000.00             $24,000.00    $37,000.00    $ 31,993.00    $37,000.00    $ 31,993.00
Sale of Assets                 $   300.00             $    70.00    $   370.00    $ 63,100.00    $   370.00    $ 63,100.00
Tax Refund                     $   208.41                           $   208.41    $        --    $   208.41    $        --
Other
Transfers                      $   552.39   $    --   $  (500.00)   $    52.39                   $    52.39
                               ----------   -------   ----------    ----------    -----------    ----------    -----------
TOTAL RECEIPTS                 $14,060.80   $    --   $23,570.00    $37,630.80    $ 95,093.00    $37,630.80    $ 95,093.00


Disbursements:
Contract Labor                 $13,109.60             $14,795.84    $27,905.44    $ 61,743.00    $27,905.44    $ 61,743.00
Insurance
Rent                                                  $10,680.49    $10,680.49    $ 12,884.00    $10,680.49    $ 12,884.00
Utilities                                             $ 3,705.18    $ 3,705.18    $ 12,481.00    $ 3,705.18    $ 12,481.00
Lift Lease                                            $   712.07    $   712.07                   $   712.07
Bank Charges                   $    12.00             $   119.33    $   131.33                   $   131.33
Security                                              $   135.00    $   135.00    $    135.00    $   135.00    $    135.00
Administrative                                        $   405.37    $   405.37    $  5,000.00    $   405.37    $  5,000.00
Storage Fees                                          $   720.00    $   720.00    $    800.00    $   720.00    $    800.00

Other                                                                             $  3,297.00                  $  3,297.00


Professional Fees                                                                 $ 10,000.00                  $ 10,000.00
U.S. Trustee Quarterly Fees
Court Costs
                               ----------   -------   ----------    ----------    -----------    ----------    -----------
TOTAL DISBURSEMENTS            $13,121.60   $    --   $31,273.28    $44,394.88    $106,340.00    $44,394.88    $106,340.00
                               ----------   -------   ----------    ----------    -----------    ----------    -----------
Net Cash Flow                  $   939.20   $    --   $(7,703.28)   $(6,764.08)   $(11,247.00)   $(6,764.08)   $(11,247.00)

CASH-END OF MONTH              $   939.20   $    --   $(1,081.14)   $  (141.94)   $   (840.00)   $  (141.94)   $   (840.00)
                               ==========   =======   ==========    ==========    ===========    ==========    ===========

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
(FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                  $ 44,394.88
Less: Transfers to DIP Accounts                                      $        --
Plus: Estate Disbursements made by outside sources                   $        --
                                                                     -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      $ 44,394.88
                                                                     ===========

                                                                      FORM MOR-1

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                              BANK RECONCILIATIONS

                           Operating Account   Other Account
                              #700303316        #0414-1388
                              ----------        ----------
Balance per Books             $   939.20        $(1,081.14)

Bank Balance                  $ 2,953.95        $ 3,680.04
(+) Deposits in Transit
(-) Outstanding Checks        $(2,014.75)       $(4,761.18)
Other
Adjusted Bank Balance         $   939.20        $(1,081.14)

Deposits in Transit           Date       Amount       Date       Amount
-------------------           ----       ------       ----       ------
                              NONE                    NONE

Checks Outstanding            Ck#        Amount       Ck#        Amount
------------------            ---        ------       ---        ------
                              3008     $  400.00      3001     $  220.35
                              3009     $1,614.75      3344     $  169.00
                                                      3407     $   32.76
                                                       637     $4,339.07

                                                              FORM MOR-1 (CON'T)

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                             STATEMENT OF OPERATIONS

                                                                Cumulative
                                                  April 2001   Filing to Date
                                                  ----------   --------------
REVENUES
Gross Revenues                                       NONE           NONE

COST OF GOODS SOLD                                   NONE           NONE

GROSS PROFIT                                         NONE           NONE

OPERATING EXPENSES
Payroll Processing Costs                           $    114       $    114
Payroll Tax Expense                                $   (208)      $   (208)
Temporary Help                                     $  2,000       $  2,000
Contract Labor                                     $ 46,470       $ 46,470
Office Supplies                                    $    192       $    192
Storage & Handling                                 $    819       $    819
Waste Management Costs                             $    469       $    469
Rent                                               $ 16,530       $ 16,530
Utilities                                          $  1,974       $  1,974
Bank Charges                                       $    204       $    204

                                                   --------       --------
TOTAL EXPENSES                                     $ 68,564       $ 68,564
                                                   --------       --------

NET LOSS BEFORE REORGANIZATION ITEMS               $(68,564)      $(68,564)

REORGANIZATION ITEMS
Professional Fees                                  $ (8,800)      $ (8,800)
Legal Expenses                                     $(15,000)      $(15,000)
Gain on Sale of Assets                             $    370       $    370

                                                   --------       --------
NET LOSS                                           $(91,994)      $(91,994)
                                                   ========       ========

                                                                      FORM MOR-2

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                                  BALANCE SHEET

                                                           Book Value at end of        Book Value on
                                                          Current Reporting Month      Petition Date
                                                          -----------------------      -------------
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                              $          76           $       6,966
Accounts Receivable (Net)                                      $      68,219           $      68,219
Deposits                                                       $      18,676           $      18,676
Notes Receivable                                               $          --           $          --
Inventories                                                    $          --           $          --
Prepaid Expenses                                               $      56,149           $      56,149

                                                               -------------           -------------
TOTAL CURRENT ASSETS                                           $     143,120           $     150,010
                                                               -------------           -------------

PROPERTY & EQUIPMENT
Machinery & Equipment                                          $   5,416,274           $   5,416,274
Furniture, Fixtures & Office Equipment                         $     379,186           $     379,186
Leasehold Improvements                                         $     208,755           $     208,755
Vehicles                                                       $      15,865           $      15,865
Less: Accumulated Depreciation                                 $  (1,533,841)          $  (1,533,841)
Less: Provision for Write Down of Equipment                    $  (3,344,897)          $  (3,344,897)
                                                               -------------           -------------
TOTAL PROPERTY & EQUIPMENT                                     $   1,141,342           $   1,141,342
                                                               -------------           -------------

OTHER ASSETS
Other Deposits                                                 $         150           $         150
Investment in TNCi UK                                          $     544,530           $     544,530
                                                               -------------           -------------
TOTAL OTHER ASSETS                                             $     544,680           $     544,680
                                                               -------------           -------------

                                                               -------------           -------------
TOTAL ASSETS                                                   $   1,829,142           $   1,836,032
                                                               =============           =============


LIABILITIES & SHAREHOLDERS' EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
Accounts Payable                                               $      15,550           $          --
Accrued Expenses                                               $      37,108           $          --
Advance from Global Technologies                               $      37,000           $          --
                                                               -------------           -------------
TOTAL POST PETITION LIABILITIES                                $      89,658           $          --

LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                   $          --           $          --
Priority Debt                                                  $     106,328           $     106,328
Unsecured Debt                                                 $  11,849,719           $  11,854,273
                                                               -------------           -------------
TOTAL PRE-PETITION LIABILITIES                                 $  11,956,047           $  11,960,601
                                                               -------------           -------------

Total Liabilities

Shareholders Equity
Capital Stock                                                  $      40,210           $      40,210
Additional Paid In Capital                                     $ 109,241,814           $ 109,241,814
Accumulated Deficit (Pre Petition)                             $(119,406,593)          $(119,406,593)
Accumulated Deficit (Post Petition)                            $     (91,994)          $          --
                                                               -------------           -------------
Net Equity                                                     $ (10,216,563)          $ (10,124,569)
                                                               -------------           -------------

                                                               -------------           -------------
Total Liabilities & Owners' Equity                             $   1,829,142           $   1,836,032
                                                               =============           =============

                                                                      FORM MOR-3

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                          STATUS OF POSTPETITION TAXES

                        Beginning     Amount                       Ending
                           Tax      Withheld or   Amount   Date     Tax
                       Liaibility     Accrued      Paid    Paid   Liability
                       ----------     -------      ----    ----   ---------
FEDERAL
Withholding               NONE                                      NONE
Income                    NONE                                      NONE
Other                     NONE                                      NONE

STATE
Withholding               NONE                                      NONE
Income                    NONE                                      NONE
Other                     NONE                                      NONE

TOTAL TAXES               NONE                                      NONE

Note: Company has no employees as of petition date.


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                          Number of Days Past Due
                          Current     0-30     31-60   61-90  Over 90   Total
                          -------     ----     -----   -----  -------   -----

Accounts Payable          $ 7,139   $ 8,411                            $15,550
Professional Fees         $37,108                                      $37,108
Advances                  $37,000                                      $37,000
                          -------   -------                            -------
TOTAL POSTPETITION DEBT   $81,247   $ 8,411                            $89,658
                          =======   =======                            =======

Explain how and when the Debtor intends to pay any past-due postpetition debts. Through Sales of Assets and Advances from Global Technologies, Ltd.

                                                                      FORM MOR-4

IN RE: THE NETWORK CONNECTION, INC.                    Case No. 01-14306 (KJC)
                                                       Reporting Period: 4/30/01

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION
Total Accounts Receivable at the beginning of the reporting period     $ 68,219
+Amounts billed during the period                                      $     --
-Amounts collected during the period                                   $     --
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD           $ 68,219


ACCOUNTS RECEIVABLE AGING
0 - 30  days old                                                       $     --
31 - 60  days old                                                      $ 38,398
61 - 90  days old                                                      $ 17,565
91+ days old                                                           $ 22,261
Total Accounts Receivable                                              $ 78,224
Amount considered uncollectible (Bad Debt)                             $(10,005)
Accounts Receivable (Net)                                              $ 68,219

                              DEBTOR QUESTIONNAIRE

                                                                        YES   NO

1.   Have any assets been sold or transferred outside the normal              X
     course of business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a         X
     debtor in possession account this reporting period? If you, provide and explantion below

3.   Have all postpetition tax returns been timely filed? If no.         X
     provide explanation below.

4.   Are workers compensation, general liablility and other necessary    X
     insurance coverage in effect? If no, provide and explanation below.

#2 For the initial days after the petition, funds were disbursed from the company's previous operating account, until a debtor in possession account could be opened in Philadelphia.

                                                                      FORM MOR-5